CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 1 NEWS RELEASE Cleveland-Cliffs Inc. Completes Acquisition of ArcelorMittal USA CLEVELAND – December 9, 2020 – Cleveland-Cliffs Inc. (NYSE: CLF) today announced that it has successfully completed the acquisition of substantially all of the operations of ArcelorMittal USA LLC and its subsidiaries (“ArcelorMittal USA”), forming the largest flat-rolled steel producer in North America. On a full-year 2019 basis, the combined Company generated pro-forma revenues of approximately $17 billion and combined adjusted EBITDA of approximately $1.7 billion, including previously disclosed expected synergies. In connection with the acquisition of ArcelorMittal USA, which includes the interests of ArcelorMittal USA of 60% in I/N Tek L.P. and 50% in I/N Kote L.P., Cleveland-Cliffs also acquired Nippon Steel Corporation’s remaining interests of 50% in I/N Kote and 40% in I/N Tek, for a total consideration of approximately $183 million. With this additional transaction, Cleveland-Cliffs becomes the sole owner of 100% of I/N Tek and I/N Kote, which generated a combined $121 million of adjusted EBITDA in 2019. Lourenco Goncalves, Chairman, President and Chief Executive Officer said, “The acquisition by Cleveland- Cliffs of ArcelorMittal USA, boosted by our buyout of Nippon Steel from the I/N Tek and I/N Kote joint ventures, opens a new chapter in the history of the steel business in the United States. The assets we have acquired will be combined with our existing footprint, including AK Steel, Precision Partners, AK Tube, several mining and pelletizing facilities, our Research & Development Center, and the most modern Direct Reduction plant in the world, which we have just started to operate in Toledo, OH. Our new footprint expands our technological capability and enhances our operational flexibility, elevating Cleveland-Cliffs to a prominent role as a major player in supporting American manufacturing, American future investments in infrastructure, and the prosperity of the American people through good paying middle-class jobs.” Mr. Goncalves added, “We are also excited with the addition of the re-rolling plant co-owned by ArcelorMittal and Nippon Steel in Alabama as a very important long-term client of Cleveland-Cliffs for automotive grade slabs.” Mr. Goncalves concluded, “We recognize our leadership role both domestically and globally as a major steel company, and pledge to operate our business in a disciplined, environmentally responsible, and EXHIBIT 99.1

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 socially conscious manner. The potential of operating this set of assets under one roof is immense, and will be carried out to the benefit of our employees, their families, and the communities in which we operate.” Goldman Sachs & Co. LLC acted as financial advisor and Jones Day served as legal counsel to Cleveland- Cliffs. BofA Securities acted as lead arranger for the Company’s amended and upsized Asset Based Lending facility. About Cleveland-Cliffs Inc. Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, Cliffs is also the largest producer of iron ore pellets in North America. In 2020, Cliffs acquired two major steelmakers, AK Steel and ArcelorMittal USA, vertically integrating its legacy iron ore business with quality-focused steel production and emphasis on the automotive end market. Cliffs’ fully integrated portfolio includes custom-made pellets and, by the end of 2020, Hot Briquetted Iron (HBI); flat-rolled carbon steel, stainless, electrical, plate, tin and long steel products; as well as carbon and stainless steel tubing, hot and cold stamping and tooling. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs more than 25,000 people across its mining, steel and downstream manufacturing operations in the United States and Canada. For more information, visit www.clevelandcliffs.com. Forward-Looking Statements This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this release, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect our future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges, due to the ongoing COVID-19 pandemic or otherwise, of one or more of our major customers, including customers in the automotive market, key suppliers or contractors, which, among other adverse effects, could lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by the COVID-19 pandemic, oversupply of imported products, reduced market demand and risks related to U.S. government actions with respect to Section 232, the USMCA and/or other trade agreements, treaties or policies; uncertainties associated with the highly competitive and highly cyclical steel industry and reliance on the demand for steel from the automotive industry; continued volatility of steel and iron ore prices and other trends, which may impact the price-adjustment calculations under certain of our sales contracts; our ability to cost-effectively achieve planned production rates or levels, including at our HBI production plant; our ability to successfully identify and consummate any strategic investments or development projects, including our HBI production plant; the impact of our steelmaking customers reducing their steel production due to the COVID-19 pandemic, or increased market share of steel produced using methods other than those used by our customers, or increased market share of lighter-weight steel alternatives, including aluminum; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business; our actual economic iron ore reserves or

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; our ability to successfully diversify our product mix and add new customers; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; problems or uncertainties with sales volume or mix, productivity, transportation, environmental liabilities, employee-benefit costs and other risks of the steel and mining industries; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to maintain appropriate relations with unions and employees; the ability of our customers, joint venture partners and third-party service providers to meet their obligations to us on a timely basis or at all; events or circumstances that could impair or adversely impact the viability of a production plant or mine and the carrying value of associated assets, as well as any resulting impairment charges; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures, infectious disease outbreaks and other unexpected events; adverse changes in interest rates, foreign currency rates and tax laws; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; our ability to realize the anticipated benefits of the merger with AK Steel and to successfully integrate the businesses of AK Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as realizing additional future synergies; additional debt we assumed or issued in connection with the merger with AK Steel, as well as additional debt we incurred in connection with enhancing our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; changes in the cost of raw materials and supplies; supply chain disruptions or poor quality of raw materials or supplies, including scrap, coal, coke and alloys; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; unanticipated costs associated with healthcare, pension and OPEB obligations; our ability to integrate ArcelorMittal USA's businesses and our existing businesses successfully and to achieve anticipated synergies; business and management strategies for the maintenance, expansion and growth of the combined company's operations; potential litigation relating to the acquisition of ArcelorMittal USA that could be instituted against us or our officers and directors; disruptions from the acquisition that have the potential to harm our or ArcelorMittal USA's businesses, including current plans and operations; our ability to retain and hire key personnel, including within the ArcelorMittal USA businesses; potential adverse reactions or changes to business relationships resulting from the completion of the acquisition of ArcelorMittal USA; and additional debt we incur, or other proposed financing transactions we may enter into, in connection with the acquisition may negatively impact our credit profile and limit our financial flexibility. For additional factors affecting the business of Cliffs, refer to “Risk Factors” in Cliffs’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. You are urged to carefully consider these risk factors.

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 4 Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: Paul Finan Director, Investor Relations (216) 694-6544 ###